UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: February 5, 2007
(Date of earliest event reported)
TEMPLE-INLAND INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-08634	75-1903917
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
1300 MoPac Expressway South, Austin, Texas 78746
(Address of Principal Executive Offices, including Zip code)
(512) 434-5800
(Registrant’s telephone number, including area code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240. 13e-4(c))

Item 2.02. Results of Operations and Financial Condition
Item 7.01. Regulation FD Disclosure
Item 9.01. Financial Statements and Exhibits
SIGNATURE
EXHIBIT INDEX
Press Release
Presentation Materials

Item 2.02. Results of Operations and Financial Condition.
     On February 5, 2007, the Company issued a press release announcing the Company’s earnings for the quarter and year ended December 30, 2006. A copy of the press release is furnished as exhibit 99.1 of this report.
Item 7.01. Regulation FD Disclosure.
     On February 5, 2007, Kenneth M. Jastrow, II, Chief Executive Officer of Temple-Inland Inc., participated in a conference call discussing the Company’s earnings for the quarter and year ended December 30, 2006. Copies of the presentation materials used by Mr. Jastrow are furnished as exhibit 99.2 of this report.
Item 9.01. Financial Statements and Exhibits.
(c) Exhibits.
99.1	Press release issued by the Company on February 5, 2007, announcing the Company’s earnings for the quarter and year ended December 30, 2006.

99.2	Presentation materials of Kenneth M. Jastrow, II, Chief Executive Officer of Temple-Inland Inc., used in Mr. Jastrow’s conference call on February 5, 2007, discussing the Company’s earnings for the quarter and year ended December 30, 2006.
SIGNATURE
     Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TEMPLE-INLAND INC.
Date: February 5, 2007	By:	/s/ Doyle R. Simons
	Name:	Doyle R. Simons
	Title:	Executive Vice President

EXHIBIT INDEX

Exhibit	Description	Page
99.1	Press release issued by the Company on February 5, 2007, announcing the Company’s earnings for the quarter and year ended December 30, 2006.	4

99.2	Presentation materials of Kenneth M. Jastrow, II, Chief Executive Officer of Temple-Inland Inc., used in Mr. Jastrow’s conference call on February 5, 2007, discussing the Company’s earnings for the quarter and year ended December 30, 2006	xx

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